SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 12, 2003
Date of Report ........................................................
                       (Date of earliest event reported)

                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
.........................................................................
            (Exact name of registrant as specified in its charter)


State of Michigan                       333-75942        38-3536414
.......................................................................
(State or other jurisdiction           (Commission)     (IRS Employer
  of incorporation)                      File No.)    Identification No.)


                       27777 Inkster Rd., Farmington Hills, Michigan 48334
                       ...............................................
                           (Address of principal executive offices)


                                                     (248) 512-3990
Registrant's telephone number, including area code....................


This filing relates to Registration Statement No. 333-75942.

Item 5.  Other Events.
         ------------


         In connection with the proposed offering of DaimlerChrysler Auto Trust 2003-A, Asset Backed Notes, Class A-2, Class A-3, and Class A-4, attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Services North America LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


(a) Financial statements of businesses acquired:

    None

(b) Pro forma financial information:

    None

(c) Exhibits:

    Exhibit 99


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


                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DAIMLERCHRYSLER SERVICES
                                                NORTH AMERICA LLC



Date: August 12, 2003                       By: /s/ B. C. Babbish
                                                -----------------
                                                B. C. Babbish
                                                Assistant Secretary


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


                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99 Material prepared by DaimlerChrysler Services North America LLC in connection with DaimlerChrysler Auto Trust 2003-A pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


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